UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 11, 2018

ALEXION PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27756	13-3648318
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

100 College Street
New Haven, Connecticut 06510
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  (475) 230-2596

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 – Other Events

Announcement of public offer to acquire outstanding shares of Wilson Therapeutics AB

On April 11, 2018, Alexion Pharmaceuticals, Inc. (the Company) issued press releases in Sweden and the U.S. announcing the Company’s intent to acquire Wilson Therapeutics AB (publ), a Swedish company (Wilson Therapeutics), pursuant to a recommended public cash offer to shareholders of Wilson Therapeutics for all of Wilson Therapeutics’ outstanding shares (the Offer). In the Offer, the Company, through its wholly-owned subsidiary Alexion Pharma Nordics Holding AB, is offering SEK 232 in cash for each share of Wilson Therapeutics (representing a total equity value of approximately SEK 7,100 million, based on the shares outstanding, on a fully diluted basis or approximately $855 million). The Independent Committee of the Board of Directors of Wilson Therapeutics has unanimously recommended that Wilson Therapeutics’ shareholders accept the Offer and Wilson Therapeutics’ four largest shareholders as well as two other shareholders, representing an aggregate of 66.1% of Wilson Therapeutics’ outstanding shares, have provided irrevocable undertakings to accept the Offer, as described below. In addition, one shareholder, representing 7.3% of Wilson Therapeutics’ outstanding shares has expressed its support for the Offer and its intention to accept the Offer.

The completion of the Offer is subject to certain customary closing conditions for an offer governed by the Swedish Takeover Rules, including holders of at least 90% of the outstanding Wilson Therapeutics shares tendering their shares into the Offer (the Minimum Tender Condition) and receipt of all necessary regulatory, governmental or similar clearances, approvals and decisions, including from competition authorities. The Company reserves the right to withdraw the Offer in the event it becomes clear that any of the above conditions are not fulfilled or cannot be fulfilled. Other than with regard to the Minimum Tender Condition, however, such withdrawal will only be permitted if the non-satisfaction of such condition is of material importance to the Company’s acquisition of the shares in Wilson Therapeutics. The Company also reserves the right to waive, in whole or in part, any of the conditions to the Offer, including, with respect to the Minimum Tender Condition, to complete the Offer at a lower level of acceptance.

The Company expects the Offer to complete in the second quarter of 2018.

In the event that the Company, in connection with the Offer or otherwise, becomes the owner of more than 90 percent of the outstanding shares in Wilson Therapeutics on a fully diluted basis (including all issued and outstanding stock options), the Company intends to call for compulsory acquisition in accordance with the Swedish Companies Act to acquire all outstanding shares in Wilson Therapeutics and promote a delisting of the shares in Wilson Therapeutics from Nasdaq Stockholm.

Irrevocable Undertakings to Accept the Offer

As described above, Wilson Therapeutics’ four largest shareholders as well as two other shareholders, representing an aggregate of 66.1% of Wilson Therapeutics’ outstanding shares, have provided irrevocable undertakings (i) not to offer, sell, transfer, charge, pledge or grant any option over or otherwise dispose of any Wilson Therapeutics shares, or any interest in any of the shares, except to the Offeror pursuant to the Offer, (ii) not to accept any other offer in respect of shares in Wilson Therapeutics, except in certain circumstances described in the undertakings , (iii) not to solicit or encourage any proposals or offers from any third party to initiate for the acquisition of any Wilson Therapeutics shares, (iv) not to make any public announcement or communication in connection with the Offer, or concerning Wilson Therapeutics, without the Company’s prior consent, except as required by law or applicable regulations, (v) not to make any public offer for or purchase any securities in Wilson Therapeutics, and (vi) not to take any action or make any statement which may be prejudicial to the success of the Offer. These undertakings are conditional upon no other party announcing a competing offer at a price that is more than 10% higher than the Offer, which the Company decides not to match (i.e., the Company does not offer a price that equals or exceeds the price in the competing offer) within five to ten business days depending on the structure of the competing offer.

The form of the irrevocable undertaking executed by certain Wilson Therapeutics shareholders is attached to this report as Exhibit 99.1.

The Company provided supplemental information regarding the Offer in connection with presentations to analysts and investors in a conference call held on April 11, 2018. A copy of the investor presentation is attached hereto as Exhibit 99.2. Copies of the Company’s press releases announcing the Offer, which provide additional details on the terms of the Offer, and the Wilson Therapeutics press release announcing its Independent Committee of the Board of Directors’ unanimous recommendation are filed herewith as Exhibits 99.3, 99.4, and 99.5.

Important additional information will be filed with the Securities and Exchange Commission (SEC)

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The Company urges Wilson Therapeutics investors to read documents filed with the SEC and with the Swedish Financial Supervisory Authority, because they will contain important information. You may obtain copies of all documents filed with the SEC regarding this proposed Offer, free of charge, at the SEC’s website (www.sec.gov). You may also obtain the documents filed with the SEC, free of charge, from the Company’s website (www.alexion.com) under the tab “Investors” and then under the heading “SEC Filings.”

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Form of Irrevocable Undertaking.
99.2	Investor Presentation
99.3	Press Release of Alexion Pharmaceuticals, Inc. dated April 11, 2018.
99.4	Offer Press Release of Alexion Pharma Nordics Holding AB dated April 11, 2018.
99.5	Offer Press Release of Wilson Therapeutics AB dated April 11, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXION PHARMACEUTICALS, INC.
By: /s/ Michael V. Greco Name: Michael V. Greco Title: Senior Vice President of Law and Corporate Secretary
Date: April 11, 2018

EXHIBIT INDEX

Exhibit No.	Description

99.1	Form of Irrevocable Undertaking.
99.2	Investor Presentation
99.3	Press Release of Alexion Pharmaceuticals, Inc. dated April 11, 2018.
99.4	Offer Press Release of Alexion Pharma Nordics Holding AB dated April 11, 2018.
99.5	Offer Press Release of Wilson Therapeutics AB dated April 11, 2018.